Business Combinations	6 Months Ended
Dec. 31, 2025
Business Combinations
Business Combinations

6.Business Combinations

As disclosed in Note 1 - Corporate Information, on April 23, 2025, the Company acquired 100% of the shares of YOOX Net-A-Porter Group S.p.A. (“YNAP” or the “YNAP Group”) from Richemont Italia Holding S.p.A. (“Richemont”) and thereby obtained control of the YNAP Group.

The total consideration transferred amounted to €330.2 million. This was comprised of the issuance of 49,741,342 ordinary shares with a fair value of €345.6 million, based on the closing share price of €6.95 ($7.93) as of April 23, 2025, offset by a €15.3 million receivable from Richemont based on a provisional assessment of the net financial position at closing.

In the consolidated financial statements in the Company’s Annual Report on Form 20-F for the year ended June 30, 2025, the acquisition was accounted for in accordance with IFRS 3 Business Combinations. The identifiable net assets acquired were initially measured at their fair values as of the acquisition date. As the fair value of the identifiable net assets acquired exceeded the consideration transferred, a gain on bargain purchase of €623.5 million was recognized in the consolidated statements of profit or loss and comprehensive income or loss in the Company’s Annual Report on Form 20-F for the year ended June 30, 2025.

The gain on bargain purchase arose primarily because the consideration transferred was based on the market value of the Company’s shares at the acquisition date, which was lower than the fair value of YNAP’s identifiable net assets. In accordance with IFRS 3, the Group performed a comprehensive reassessment of the assets acquired and liabilities assumed to confirm the appropriateness of their recognition and measurement.